SMARTFINANCIAL INITIATES
REGULAR QUARTERLY DIVIDEND

KNOXVILLE, Tenn., November 6, 2019 - SmartFinancial, Inc. (“SmartFinancial”) (Nasdaq: SMBK), the parent company for SmartBank, announced today that its board of directors has approved the initiation of a regular quarterly dividend in light of SmartFinancial’s strong historical financial performance and anticipated future financial performance.

On November 6, 2019, the board of directors of SmartFinancial declared a quarterly cash dividend of $0.05 per share of SmartFinancial common stock payable on December 6, 2019, to shareholders of record as of the close of business on November 21, 2019.

SmartFinancial’s President and Chief Executive Officer, Billy Carroll, commented, “Our company has built a great foundation and we are excited that we’ve gotten to a point to be able to continue our growth as well as return capital to our shareholders.”

Miller Welborn, Chairman of SmartFinancial, added, “Our company is extremely proud of the accomplishments we have made to date. This is another example of how we are building a great bank with a great brand, while additionally keeping our shareholders first priority.”

About SmartFinancial, Inc.

SmartFinancial, Inc., based in Knoxville, Tennessee, is the publicly-traded bank holding company for SmartBank. SmartBank is a full-service commercial bank founded in 2007 with 29 branches spanning Tennessee, Florida and Alabama. Recruiting the best people, delivering exceptional client service, strategic branching, and a disciplined approach to lending have all contributed to the company’s success. More information about SmartFinancial can be found on its website: www.smartfinancialinc.com.

Forward-Looking Statements

Statements in this press release may not be based on historical facts and may be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to future period(s) or by the use of forward-looking terminology, such as “anticipate,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “would,” “could” or “intend,” future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements relating to our expectations with regard to our business, financial performance, growth, and dividends.

Readers are cautioned not to place undue reliance on the forward-looking statements contained in this press release because actual results could differ materially from those indicated in such forward-looking statements due to a variety of factors. These factors, include, but are not limited to, the ability to obtain regulatory approvals and meet other closing conditions required to complete the proposed transaction between SmartFinancial and Progressive Financial Group Inc. (“Progressive”) (the “Proposed Transaction”), including necessary approvals by Progressive’s shareholders, on the expected terms and schedule, delays in closing the Proposed Transaction, difficulties and delays in integrating the Progressive business or fully realizing cost savings from and other anticipated benefits of the Proposed Transaction, business disruption during and following the Proposed Transaction, changes in interest rates and capital markets, inflation, customer acceptance of the combined business’s products and services, and other risk factors. Other relevant risk factors may be detailed from time to time in SmartFinancial’s press releases and filings with the Securities and Exchange Commission. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Any forward-looking statement speaks only as of the date of this press release, and SmartFinancial disclaims any obligation to update or revise any forward-looking statements contained in this press release, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise.

Investor Contacts

Billy Carroll
President and Chief Executive Officer
SmartFinancial, Inc.
Email: billy.carroll@smartbank.com
Phone: 865.868.0613

Ron Gorczynski
Executive Vice President
Chief Financial Officer
SmartFinancial, Inc.
Email: ron.gorczynski@smartbank.com
Phone: 865.437.5724

Media Contact

Kelley Fowler
Senior Vice President
Public Relations/Marketing
SmartFinancial, Inc.
Email: kelley.fowler@smartbank.com
Phone: 865.868.0611